UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 27, 2023

STOCK YARDS BANCORP, INC.
(Exact name of registrant as specified in its charter)

Kentucky (State or other jurisdiction of incorporation or organization)	1-13661 (Commission File Number)	61-1137529 (I.R.S. Employer Identification No.)

1040 East Main Street, Louisville, Kentucky, 40206
(Address of principal executive offices)

(502) 582-2571
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value per share	SYBT	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On April 27, 2023, Stock Yards Bancorp, Inc. held its 2023 annual meeting of shareholders. As of the record date for the Annual Meeting, there were 29,287,064 shares of Common Stock outstanding and entitled to one vote on each matter presented for vote at the Annual Meeting. At the Annual Meeting, 25,262,077 or 86.25% of the outstanding common shares entitled to vote were represented in person or by proxy. Those shares were voted as follows:

1.	The following individuals were nominated in 2023 to serve until the next annual meeting of shareholders in 2024. All nominees were elected. The results were as follows:

	Votes For	Votes Against	Abstain	Broker Non- Votes

Shannon B. Arvin	18,960,134	2,230,047	154,029	3,917,867
Paul J. Bickel III	21,049,626	137,157	157,427	3,917,867
Allison J. Donovan	20,959,721	207,688	176,801	3,917,867
David P. Heintzman	12,319,834	8,856,948	167,428	3,917,867
Carl G. Herde	18,684,460	2,488,398	171,352	3,917,867
James A. Hillebrand	20,828,121	359,787	156,302	3,917,867
Richard A. Lechleiter	20,688,693	499,223	156,294	3,917,867
Philip S. Poindexter	20,933,595	245,184	165,431	3,917,867
Stephen M. Priebe	18,907,405	2,240,156	196,649	3,917,867
Edwin S. Saunier	21,009,346	129,522	205,342	3,917,867
John L. Schutte	21,052,906	83,613	207,691	3,917,867
Kathy C. Thompson	20,461,422	706,339	176,449	3,917,867
Laura L. Wells	20,687,943	369,834	286,433	3,917,867

2.	Ratification of FORVIS, LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2023:

For	25,139,117
Against	34,688
Abstain	88,272
Broker Non-Votes	-

3.	Proposal to approve a non-binding resolution to approve the compensation of the Company’s named executive officers.

For	20,546,376
Against	599,060
Abstain	198,774
Broker Non-Votes	3,917,867

4.	Advisory vote on the frequency of future advisory votes approving the compensation of Stock Yards Bancorp’s named executive officers.

One year	19,889,102
Two years	154,551
Three years	1,081,522
Abstain	219,035

In light of the voting results from the annual meeting regarding shareholders' preference for how often the Company will hold future advisory votes on executive compensation, the Company's Board of Directors has decided that the Company will hold an annual advisory vote on the compensation of named executive officers until the next vote on the frequency of shareholder votes on such compensation. This is the same frequency as had been recommended by the Board of Directors in connection with the submission of this item for shareholder vote at the annual meeting. The Company is required to hold votes on frequency every six years.

SIGNATURE

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

D.	Exhibits

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 2, 2023	STOCK YARDS BANCORP, INC.

	By:	/s/ T. Clay Stinnett
T. Clay Stinnett, Executive Vice President, Treasurer and Chief Financial Officer